SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2008

LANGUAGE ACCESS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52374	61-1433933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 South High Street Canal Winchester, Ohio	43110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 833-9713

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

In response to a telephone conference with the Securities and Exchange Commission ("SEC"), we will postpone taking the corporate actions described in the Information Statement filed on February 1, 2008 as a Definitive Schedule 14C that was mailed to shareholders the same date.  Shareholders should therefore not rely on the disclosures presented in the Information Statement.  We intend to refile a revised Preliminary Schedule 14C as soon as possible instituting theses actions and completing the disposition of T-LAN to Interim Support, LLC, but these corporate actions will not be taken until the SEC completes its review process of the amended 14C filing and until 20 days after a Definitive Information Statement is filed and mailed to our shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Access Network, Inc.

By:          /s/ Eric Schmidt
Eric Schmidt
Chief Executive Officer

Date:      February 1, 2008